U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 11, 2009

COMMISSION FILE NUMBER: 000-21268

MineCore International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

84-1023321
(I.R.S.EMPLOYER IDENTIFICATION NUMBER)

75 East Santa Clara, Suite 1388

San Jose, California, USA, 95113
TELEPHONE: 408-907-4229
FAX: 408-416-0899
 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2009, MineCore International, Inc. discusses unaudited Fiscal Year End (FYE) March 31, 2008 and 2007 consolidated financial statements.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, “MineCore Discusses FYE March 31, 2008 Financial Statements”.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Exhibits

Number	Description
99.1	Press Release, dated May 11, 2009, entitled “MineCore Discusses FYE March 31, 2008 Financial Statements”.

SIGNATURES

                PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

May 12, 2009

MINECORE INTERNATIONAL, INC. BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk Chief Operating Officer